HGER

Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)

Summary Prospectus – March 1, 2023
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborcapital.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborcapital.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2023, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Quantix Commodity Index (formerly, the Quantix Inflation Index) (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.68%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.68%
1  Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Cost	$69	$218	$379	$847

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund
Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate because the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategy
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which was developed by Quantix Commodities Indices LLC (“QCI” or the “Index Provider”), an affiliate of Quantix Commodities LP, the Fund’s subadvisor (“Quantix” or the “Subadvisor”). The Index is composed of futures contracts on physical commodities and is constructed using QCI’s proprietary quantitative methodology, which considers a commodity’s relative inflation sensitivity and the relative cost of holding a “rolling” futures position in the commodity (as described below).
Under normal market conditions, the Index contains at least 15 U.S. dollar-denominated commodity futures traded on exchanges in the United States and United Kingdom. A commodity futures contract is a legal agreement to buy or sell a particular commodity (for example, metals, oil or agricultural products) at a predetermined price at a specified time in the future. As of the date of this Prospectus, the following commodity futures are considered for inclusion in the Index: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe).
Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a

Summary Prospectus
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)

relatively high quality score results in a weight higher than the economic significance weight.
Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. If the SDI signals an environment where inflation is more likely a result of a general shortage of commodities relative to demand, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement (i.e., a weakening currency), the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. Under normal circumstances, the Index is reconstituted quarterly. QCI, as provider of the index, is responsible for index construction. The Index has been licensed to the Advisor by QCI and is calculated, published and distributed by Solactive AG (“Solactive”).
The Fund seeks to achieve its investment objective primarily by investing, through its Subsidiary (as defined below), in one or more excess return swaps on the Index. Excess return swaps are derivative contracts between two parties who exchange the return from a financial asset between them. The Fund will make payments to a swap dealer counterparty based on a set rate in exchange for payments based on the returns of the futures contracts comprising the Index. If the returns on those securities are positive, the counterparty will pay the Fund; in the event that the returns are negative, the Fund will make payments to the counterparty. The swaps may be terminated by the Subadvisor at any time. The Fund also holds U.S. Treasury securities and/or money market funds, which may be used as collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives (thereby providing a “total return” investment in the underlying commodity futures contracts).
The Fund may invest in commodity futures contracts if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadvisor believes will help the Fund achieve its investment objective.
To the extent that a significant portion of the Index consists of a particular sector or commodity, the Fund may have significant exposure to that sector or commodity. As of the date of this Prospectus, a significant portion of the Index consists of, and therefore the Fund has significant exposure to, the petroleum and precious metals sectors.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) and subadvised by the Subadvisor.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other securities, such as stocks or bonds. Similarly, the Index can be significantly more volatile than broad market equity and fixed income indices. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first eight) include:
Commodity Risk: The Fund has exposure to commodities through its and/or the Subsidiary’s investments in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products) in order to seek to track the Index. As a result, the Fund may be more susceptible to risks associated with those sectors.
Excess Return Swaps Risk: Excess return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Excess return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Index Construction Risk: QCI selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which QCI bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. QCI’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by QCI or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.

Summary Prospectus
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)

Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities and other financial instruments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, or the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain securities included in the Index or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Index Strategy Risk: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  As a result, the Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities.
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can be purchased and redeemed in Creation Units , and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) and the tracking of an Index comprised of commodity futures may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. If all or a significant portion of the futures contracts reflected in the Index were to reach a negative price, you could lose your entire investment. Each trading facility on which the derivatives are traded has the right to suspend or limit trading in the instruments that it lists. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. The Fund will incur certain costs as a result of its use of derivatives. The Fund’s

Summary Prospectus
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)

use of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund is required to post margin in respect to certain of its holdings in derivatives.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Energy Sector Risk: The performance of energy-related commodities, including petroleum, is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others: changes in energy prices, exploration and production spending, and energy supply and demand; global political changes; terrorism, natural disasters and other catastrophes; changes in exchange rates; and government regulations, taxation policies, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the Treasury Department
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
Because the Fund is newly organized and does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain

Summary Prospectus
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)

performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2022.

Portfolio Manager
The  portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Matthew Schwab Quantix Commodities LP
Mr. Schwab is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since February 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor Commodity All-Weather Strategy ETF (formerly, Harbor All-Weather Inflation Focus ETF)
March 1, 2023
Exchange	Ticker

NYSE Arca, Inc.	HGER

ETF.SP.HGER.0323
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302